Restructuring Charges	12 Months Ended
Dec. 31, 2021
Restructuring Charges [Abstract]
Restructuring Charges

14. Restructuring Charges

During the fourth quarter of 2021, the Company undertook a detailed strategic review of its programs and operations. On December 13, 2021, the Company announced its intention to reduce expenses and extend its existing cash runway through a prioritization of its programs and an approximately 25% reduction in workforce.

The Company accrued $2.4 million of charges relating to its workforce reduction in the fourth quarter of 2021, which are being recognized as operating expenses.